CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-8

DERIVED INFORMATION 9/30/2005

[$1,473,000,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$1,483,500,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-8

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 10/01/05 cutoff date.  Approximately 29.8% of the mortgage loans do not provide for any payments of principal in the first one, two, three, five, seven or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	7,692
Total Outstanding Loan Balance	$1,476,497,374*	Min	Max
Average Loan Current Balance	$191,952	$4,957	$1,021,275
Weighted Average Original LTV	80.7%**
Weighted Average Coupon	7.16%	4.78%	13.75%
Arm Weighted Average Coupon	7.08%
Fixed Weighted Average Coupon	7.92%
Weighted Average Margin	6.07%	2.25%	11.10%
Weighted Average FICO (Non-Zero)	627
Weighted Average Age (Months)	2
% First Liens	97.4%
% Second Liens	2.6%
% Arms	90.1%
% Fixed	9.9%
% of Loans with Mortgage Insurance	0.0%

*

Total collateral will be approximately [$1,500,000,100]

**

Note, for second liens, CLTV is employed in this calculation.

																%	%	%
	total	%	AVG	WA	WA	WA	WA	%	%	%	%	%	%	%	%	with	Interest	Silent
FICO and DTI	Sched_Bal	Sched_Bal	SCHED_BAL	FICO	DTI	OLTV*	CURR_RT	SFR	PUD	OwnerOcc	Investor	2+ Family	FullDoc	RedDoc	NINA	MI	Only	Second
FICO 500-524 & LTV>65	49,423,477	3.3	196,906	512	42.9	77.6	8.49	91.5	4.3	99.3	0.7	1.8	71.4	3.5	0.0	0.0	0.0	1.0
FICO 525-574 & LTV>65	169,135,033	11.5	187,719	553	41.9	80.9	7.82	85.2	8.6	97.3	2.6	3.5	66.0	11.3	0.3	0.0	2.1	8.8
FICO 575-600 & LTV>65	184,427,544	12.5	160,372	588	41.5	82.6	7.37	87.0	6.1	97.2	2.3	1.8	70.1	10.2	0.1	0.0	16.5	40.0
FICO 600-619 & LTV>70	175,310,851	11.9	173,575	609	41.7	83.9	7.16	87.2	5.8	96.2	3.5	3.4	67.5	10.4	0.1	0.0	27.5	39.4
FICO 620-639 & LTV>70	207,661,553	14.1	189,300	629	41.7	83.1	7.04	80.8	9.9	97.1	2.6	4.9	50.2	21.0	0.1	0.0	37.1	54.1
FICO 640-659 & LTV>70	192,648,490	13.0	198,607	649	41.6	82.6	6.89	78.2	10.5	96.3	2.9	5.1	43.2	26.3	0.3	0.0	44.3	59.2
FICO 660-679 & LTV>80	49,095,952	3.3	171,066	669	41.5	91.0	7.35	82.8	1.8	86.4	12.2	8.1	52.2	16.9	1.2	0.0	31.2	9.7
FICO 680-699 & LTV>80	25,794,224	1.7	180,379	688	40.4	91.4	7.24	72.2	4.8	77.3	17.7	8.6	54.8	16.3	0.0	0.0	23.0	10.2
FICO 700-724 & LTV>80	17,994,976	1.2	183,622	711	41.6	91.2	7.45	74.3	13.7	78.2	19.5	7.2	30.6	36.9	0.7	0.0	20.7	6.1
FICO 725-749 & LTV>80	9,629,601	0.7	155,316	735	40.3	90.7	7.30	57.8	18.2	62.0	28.4	9.1	51.2	35.6	0.0	0.0	24.9	7.2
FICO>=750 & LTV>90	2,281,802	0.2	134,224	765	39.3	97.9	8.24	87.0	0.0	100.0	0.0	3.7	43.1	23.6	0.0	0.0	0.0	0.0
Other	393,093,870	26.6	230,418	672	41.6	73.7	6.76	77.4	7.8	93.6	5.6	6.7	33.2	28.3	0.4	0.0	42.5	60.2
Total:	1,476,497,374	100.0	191,952	627	41.6	80.7	7.16	81.6	7.9	94.9	4.4	4.8	51.7	19.4	0.3	0.0	29.8	42.7

																%	%	%
	total	%	AVG	WA	WA	WA	WA	%	%	%	%	%	%	%	%	with	Interest	Silent
LTV & DTI	Sched_Bal	Sched_Bal	SCHED_BAL	FICO	DTI	OLTV*	CURR_RT	SFR	PUD	OwnerOcc	Investor	2+ Family	FullDoc	RedDoc	NINA	MI	Only	Second
LTV 70-79 & DTI>50	21,081,264	1.4	248,015	581	52.9	74.3	7.26	86.4	5.3	99.0	1.0	4.4	60.2	5.4	0.0	0.0	1.5	8.8
LTV 80-84 & DTI>50	47,407,672	3.2	207,928	610	52.8	80.4	6.86	83.3	7.6	94.6	5.4	5.2	73.5	14.9	0.0	0.0	11.2	59.2
LTV 85-89 & DTI>50	14,486,554	1.0	237,484	611	52.6	85.9	7.24	84.8	6.0	90.0	9.2	2.7	70.1	9.0	0.0	0.0	3.4	2.1
LTV 90-94 DTI>50	15,898,363	1.1	233,799	617	52.6	90.2	7.34	84.0	4.0	80.8	19.2	8.3	75.8	11.9	0.0	0.0	5.9	19.8
LTV 95-99 DTI>50	1,767,704	0.1	176,770	627	51.9	95.3	7.34	99.3	0.0	97.2	2.8	0.0	100.0	0.0	0.0	0.0	18.3	0.0
LTV 100-109 DTI>50	1,083,995	0.1	83,384	633	52.2	100.0	8.74	79.7	0.0	100.0	0.0	20.3	87.0	4.2	0.0	0.0	0.0	0.0
Other	1,374,771,822	93.1	190,227	629	40.8	80.6	7.17	81.4	8.0	95.1	4.2	4.8	50.3	20.0	0.3	0.0	31.4	43.4
Total:	1,476,497,374	100.0	191,952	627	41.6	80.7	7.16	81.6	7.9	94.9	4.4	4.8	51.7	19.4	0.3	0.0	29.8	42.7

																%	%	%
	total	%	AVG	WA	WA	WA	WA	%	%	%	%	%	%	%	%	with	Interest	Silent
DTI & FICO	Sched_Bal	Sched_Bal	SCHED_BAL	FICO	DTI	OLTV*	CURR_RT	SFR	PUD	OwnerOcc	Investor	2+ Family	FullDoc	RedDoc	NINA	MI	Only	Second
DTI 20-30 & FICO<550	12,173,523	0.8	141,553	528	26.0	73.0	8.20	90.5	7.7	99.5	0.5	1.1	72.8	2.2	0.0	0.0	3.1	1.4
DTI 30-35 & FICO<600	46,237,871	3.1	165,135	566	32.6	78.8	7.75	85.4	6.3	97.0	2.0	4.1	62.3	15.1	0.0	0.0	9.6	16.1
DTI 35-40 & FICO<675	187,784,048	12.7	180,042	610	37.7	80.5	7.21	83.8	7.6	97.5	2.4	4.2	50.3	18.9	0.0	0.0	25.3	35.9
DTI 40-45 & FICO<675	266,662,247	18.1	189,795	612	42.7	80.7	7.24	83.3	7.7	96.6	2.7	3.3	52.8	17.4	0.0	0.0	32.0	45.3
DTI 45-50 & FICO<700	443,105,470	30.0	199,957	617	47.6	81.5	7.22	81.5	8.6	96.7	2.8	5.0	52.5	19.9	0.0	0.0	31.9	44.7
DTI 50-55 & FICO<750	118,129,305	8.0	215,959	601	52.5	79.4	7.15	85.1	6.2	92.9	6.7	5.0	70.0	10.7	0.0	0.0	8.1	30.6
DTI >=55 & FICO<750	2,200,097	0.1	200,009	609	56.1	78.2	6.88	97.3	0.0	90.1	9.9	0.0	74.4	7.9	0.0	0.0	0.0	16.9
Other	400,204,813	27.1	190,211	674	34.3	80.8	6.94	77.9	8.1	90.9	7.9	6.0	43.5	24.1	0.9	0.0	37.6	50.0
Total:	1,476,497,374	100.0	191,952	627	41.6	80.7	7.16	81.6	7.9	94.9	4.4	4.8	51.7	19.4	0.3	0.0	29.8	42.7

																%	%
	total	%	AVG	WA	WA	WA	WA	%	%	%	%	%	%	%	%	with	Interest
Reduced & Stated Doc	Sched_Bal	Sched_Bal	SCHED_BAL	FICO	DTI	OLTV*	CURR_RT	SFR	PUD	OwnerOcc	Investor	2+ Family	FullDoc	RedDoc	NINA	MI	Only	% CA	% NY	% FL
FICO 500-524 & Red/Stated	19,066,875	1.3	211,854	512	43.2	71.9	8.68	89.8	4.6	98.3	1.7	2.5	0.0	12.5	0.0	0.0	0.0	36.9	9.4	28.7
FICO 525-574 & Red/Stated	68,844,269	4.7	203,080	553	41.0	74.9	8.10	79.4	11.3	96.5	3.5	3.8	0.0	31.6	0.0	0.0	2.3	35.0	2.6	19.8
FICO 575-599 & Red/Stated	62,011,295	4.2	222,263	588	41.7	78.9	7.52	83.8	5.6	95.8	4.2	3.6	0.0	32.8	0.0	0.0	13.2	33.7	4.0	21.4
FICO 600-619 & Red/Stated	67,030,966	4.5	229,558	610	42.1	80.0	7.36	84.5	7.5	96.1	3.1	4.4	0.0	29.3	0.0	0.0	22.5	36.0	4.5	16.5
FICO 620-639 & Red/Stated	112,150,146	7.6	215,259	629	41.8	80.6	7.22	79.2	9.4	96.6	3.4	7.3	0.0	40.5	0.0	0.0	33.4	33.7	6.2	16.0
FICO 640-659 & Red/Stated	114,355,981	7.7	226,447	649	42.0	80.6	7.01	76.8	12.9	97.4	1.7	5.1	0.0	44.7	0.0	0.0	45.6	36.7	5.6	14.6
FICO 660-679 & Red/Stated	95,825,058	6.5	241,373	669	42.0	81.2	7.04	79.8	7.2	95.3	3.8	7.1	0.0	47.0	0.0	0.0	46.4	42.2	4.3	12.9
FICO 680-699 & Red/Stated	61,951,991	4.2	232,030	689	41.6	81.2	6.92	72.8	9.4	92.6	5.5	6.5	0.0	44.7	0.0	0.0	45.4	40.8	4.7	12.9
FICO 700-724 & Red/Stated	51,363,573	3.5	250,554	710	42.1	81.8	6.87	74.0	8.3	87.5	11.2	7.8	0.0	44.3	0.0	0.0	42.3	52.0	5.0	13.5
FICO 725-749 & Red/Stated	30,797,873	2.1	250,389	736	42.5	81.4	6.85	70.9	9.0	87.5	9.9	9.9	0.0	60.5	0.0	0.0	55.7	47.8	5.2	13.6
FICO>=750 & Red/Stated	25,583,577	1.7	261,057	771	42.0	80.5	6.79	75.1	2.4	89.6	8.7	11.0	0.0	44.6	0.0	0.0	43.8	41.9	4.3	12.0
NotRed/Stated	767,515,770	52.0	167,726	613	41.4	81.5	7.09	84.4	6.9	95.0	4.4	3.6	99.5	0.0	0.5	0.0	26.3	25.9	3.0	10.7
Total:	1,476,497,374	100.0	191,952	627	41.6	80.7	7.16	81.6	7.9	94.9	4.4	4.8	51.7	19.4	0.3	0.0	29.8	32.0	3.9	13.2

																%	%
	total	%	AVG	WA	WA	WA	WA	%	%	%	%	%	%	%	%	with	Interest
LTV*	Sched_Bal	Sched_Bal	SCHED_BAL	FICO	DTI	OLTV*	CURR_RT	SFR	PUD	OwnerOcc	Investor	2+ Family	FullDoc	RedDoc	NINA	MI	Only	% CA	% NY	% FL	% 24m IO
<= 79	335,067,884	22.7	199,802	600	40.8	69.5	7.17	82.6	7.7	95.4	4.4	5.7	47.1	11.7	0.6	0.0	19.5	39.1	4.9	13.2	1.2
80 - 89	862,814,128	58.4	212,307	637	42.1	81.2	6.92	81.4	8.4	96.6	2.9	4.3	50.2	23.0	0.2	0.0	37.8	31.9	3.4	12.3	2.0
90 - 94	193,475,992	13.1	206,705	623	41.2	90.2	7.44	80.7	7.0	85.6	12.4	5.6	61.3	17.7	0.1	0.0	20.6	24.3	5.0	16.0	1.0
95 - 99	32,732,956	2.2	125,896	639	42.4	95.2	8.16	79.3	7.3	93.1	3.3	4.2	55.7	20.7	0.4	0.0	13.1	21.4	0.9	15.8	1.8
100 >=	52,406,414	3.5	69,412	651	41.3	100.0	9.41	85.2	3.3	99.2	0.3	4.6	69.5	15.5	0.0	0.0	6.8	23.2	3.3	15.1	0.0
Total:	1,476,497,374	100.0	191,952	627	41.6	80.7	7.16	81.6	7.9	94.9	4.4	4.8	51.7	19.4	0.3	0.0	29.8	32.0	3.9	13.2	1.6

		%														%	%
		of Deal	AVG	WA	WA	WA	WA	%	%	%	%	%	%	%	%	with	Interest
FICO IO Loans	total Sched_Bal	IO	SCHED_BAL	FICO	DTI	OLTV*	CURR_RT	SFR	PUD	OwnerOcc	Investor	2+ Family	FullDoc	RedDoc	NINA	MI	Only	% CA	% NY	% FL	% 24m IO
525 - 574	3,897,575	0.3	299,813	563	37.9	78.0	6.95	79.7	0.0	87.8	12.2	15.7	58.7	4.6	0.0	0.0	100.0	45.9	8.6	4.6	0.0
575 - 599	31,494,792	2.1	260,288	590	41.0	80.5	7.02	80.3	9.3	98.7	1.3	3.6	73.9	6.3	0.0	0.0	100.0	40.2	3.0	9.5	8.8
600 - 619	50,343,412	3.4	259,502	610	41.9	81.7	6.84	83.0	9.5	98.5	0.8	3.6	70.1	6.2	0.0	0.0	100.0	45.3	0.0	11.2	7.6
620 - 639	82,910,499	5.6	268,319	629	42.1	80.2	6.71	77.3	13.6	99.0	1.0	4.9	54.9	23.5	0.0	0.0	100.0	47.1	3.1	5.2	6.4
640 - 659	87,351,072	5.9	267,948	649	42.0	80.7	6.70	77.2	11.0	99.1	0.9	3.5	40.3	29.8	0.0	0.0	100.0	48.9	1.7	13.4	3.4
660 - 679	73,401,812	5.0	286,726	669	42.0	81.0	6.63	83.9	6.3	97.6	2.1	4.0	39.2	31.1	0.2	0.0	100.0	55.2	1.2	8.6	4.6
680 - 699	40,393,262	2.7	290,599	688	41.6	80.7	6.52	76.1	7.7	96.0	2.9	3.7	30.4	30.0	0.0	0.0	100.0	57.2	3.3	7.4	3.2
700 - 724	33,541,112	2.3	302,172	711	42.6	80.1	6.45	72.1	11.7	96.7	2.7	2.2	35.2	33.9	0.0	0.0	100.0	61.2	3.2	10.0	5.5
725 >=	35,971,684	2.4	299,764	751	42.8	80.0	6.47	73.3	7.5	92.3	6.5	8.9	21.2	51.3	0.0	0.0	100.0	62.1	1.2	5.3	5.2
Total:	439,305,220	29.8	276,466	656	42.0	80.6	6.67	78.4	9.8	97.6	2.0	4.4	46.0	26.3	0.0	0.0	100.0	51.3	2.0	9.0	5.3